                                                                    Exhibit 10.5

                        INCENTIVE STOCK OPTION AGREEMENT

                           ALTUS PHARMACEUTICALS INC.

     AGREEMENT made as of the AGREEMENT DATE, between Altus Pharmaceuticals Inc. (the "Company"), a Delaware corporation having a principal place of business in Cambridge, Massachusetts, and SAMPLE NAME, an employee of the Company (the "Employee").

     WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock, $.01 par value per share (the "Shares"), under and for the purposes set forth in the Company's 2002 Employee, Director and Consultant Stock Plan (the "Plan");

     WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

     WHEREAS, the Company and the Employee each intend that the Option granted herein qualify as an ISO.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1.   GRANT OF OPTION.

     The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of Shares, on the terms and conditions and subject to all the limitations set forth herein, under United States securities and tax laws, and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

     2.   PURCHASE PRICE.

     The purchase price of the Shares covered by the Option shall be $ per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares after the date hereof (the "Purchase Price"). Payment shall be made in accordance with Paragraph 8 of the Plan.

     3.   EXERCISABILITY OF OPTION.

     Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable as follows:

On and every three months thereafter until the   One-sixteenth of the Shares
             fourth anniversary of

     Alternatively, at the election of the Employee, the Option may be exercised in whole or in part at any time as to Shares which have not yet vested in accordance with the above schedule;

provided however, as a condition to exercising the Option for such unvested Shares, the Employee shall execute a Restricted Stock Agreement in the form attached hereto as Exhibit B.

     Notwithstanding the foregoing, in the event within one year after the date of a Change in Control (as defined in Paragraph 23B of the Plan), (i) the Employee is terminated as an employee by the Company or an Affiliate for any reason other than Cause (as defined in the Plan), or (ii) the Employee as a condition to his or her remaining an employee of the Company or an Affiliate, is required to relocate at least 50 miles from his or her current location of employment, or (iii) there occurs a material adverse change in the Employee's duties, authority or responsibilities which causes the Employee's position with the Company to become of significantly less responsibility or authority than the Employee's position was immediately prior to the Change in Control, or (iv) there occurs a material reduction in the Employee's compensation from the Employee's compensation received immediately prior to the Change in Control except such a reduction in connection with a general reduction in compensation of all senior executives of the Company, this Option will be immediately exercisable as of the date of the Employee's last day of employment, unless this Option has otherwise expired or been terminated pursuant to its terms or the terms of the Plan.

     The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

     4.   TERM OF OPTION.

     The Option shall terminate ten years from the date of this Agreement or, if the Employee owns as of the date hereof more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate, five years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

     If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than the death or Disability of the Employee or termination of the Employee's employment for "cause" (as defined in the Plan), the Option may be exercised, if it has not previously terminated, within three months after the date the Employee ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment.

     Notwithstanding the foregoing, in the event of the Employee's Disability or death within three months after the termination of employment, the Employee or the Employee's Survivors may exercise the Option within one year after the date of the Employee's termination of employment, but in no event after the date of expiration of the term of the Option.

     In the event the Employee's employment is terminated by the Employee's employer for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease immediately as of the time the Employee is notified his or her employment is terminated for "cause," and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Employee's termination as an employee, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Employee's termination, the Employee engaged in conduct which would constitute "cause," then the Employee shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

     In the event of the Disability of the Employee, as determined in accordance with the Plan, the Option shall be exercisable within one year after the Employee's termination of employment or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

     (a) to the extent that the Option has become exercisable but has not been exercised as of the date of Disability; and

     (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Employee not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

     In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option shall be exercisable by the Employee's Survivors within one year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

     (x) to the extent that the Option has become exercisable but has not been exercised as of the date of death; and

     (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Employee not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Employee's date of death.

     5.   METHOD OF EXERCISING OPTION.

     Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company or its designee, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 8 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the Company's share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

     6.   PARTIAL EXERCISE.

     Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

     7.   NON-ASSIGNABILITY.

     The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable, during the Employee's lifetime, only by the Employee (or, in the event of legal incapacity or incompetency, by the Employee's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

     8.   NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

     The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

     9.   ADJUSTMENTS.

     The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

     10.  TAXES.

     The Employee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee's responsibility.

     In the event of a Disqualifying Disposition (as defined in Section 15 below) or if the Option is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Company may withhold from the Employee's remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Employee on exercise of the Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount under-withheld.

     11.  PURCHASE FOR INVESTMENT.

     Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

     (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

     12.  RESTRICTIONS ON TRANSFER OF SHARES.

     12.1 The Shares acquired by the Employee pursuant to the exercise of the Option granted hereby shall not be transferred by the Employee except as permitted herein.

     12.2 In the event of the Employee's termination of employment for "cause" (as defined in the Plan), the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement. In the event the Company does not, prior to the first anniversary of the termination of employment of the Employee for "cause" (as defined in the Plan), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Employee for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 12.2:

     (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Purchase Price.

     (ii) The Company's option to repurchase the Employee's Shares in the event of termination of employment shall be valid for a period of one year commencing with the date of such termination of employment.

     (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Employee's Shares under this
          Section 12.2, the Company shall notify the Employee, or in case of death, his or her Survivor, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 12.2(ii) for exercise of the Company's option to repurchase.

     (iv) The written notice to the Employee shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "Closing"). The date specified shall not be less than ten days nor more than 60 days from the date of the mailing of the notice, and the Employee or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Employee or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Employee or his or her successor in interest.

     12.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Employee that the following restrictions be complied with (except as hereinafter otherwise provided):

     (i) No Shares owned by the Employee may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

     (ii) Before selling or otherwise transferring all or part of the Shares, the Employee shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Employee. Such notice shall constitute a binding offer by the Employee to sell to the Company such number of the Shares then held by the Employee as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Employee by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Employee as to whether such offer has been accepted in whole by the Company within 60 days after its receipt of written notice from the Employee. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase ("Closing Date") which shall not be less than ten nor more than 60 days after the giving of the acceptance notice. The place for such closing shall be at the Company's principal office. At such closing, the Employee shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

     (iii) If the Company shall fail to accept any such offer, the Employee shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Employee's notice, provided that (i) such sale is consummated within six months after the giving of notice by the Employee to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 12 so that such transferee (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six months, the provisions of this Section 12.3 shall again apply with respect to any proposed voluntary transfer of the Employee's Shares.

     (iv) The restrictions on transfer contained in this Section 12.3 shall not apply to (a) transfers by the Employee to his or her spouse or children or to a trust for the benefit of his or her spouse or children, (b) transfers by the Employee to his or her guardian or conservator, and (c) or transfers by the Employee, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

     (v) The provisions of this Section 12.3 may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

     12.4 In the event that the Employee or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Employee or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Employee to the Company and to treat the Employee and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Employee hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

     12.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

     12.6 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

     12.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

     12.8 The provisions of Sections 12.1, 12.2 and 12.3 shall terminate upon the effective date of the registration of the Shares pursuant to the Securities Exchange Act of 1934.

     12.9 If, in connection with a registration statement filed by the Company pursuant to the 1933 Act, the Company or its underwriter so requests, the Employee will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration statement.

     12.10 The Employee acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

     12.11 All certificates representing the Shares to be issued to the Employee pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in an Incentive Stock Option Agreement dated with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

     13.  NO OBLIGATION TO EMPLOY.

     The Company is not by the Plan or this Option obligated to continue the Employee as an employee of the Company or an Affiliate. The Employee acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Employee's participation in the Plan is voluntary; (v) that the value of the Option is an extraordinary item of compensation which is outside the scope of the Employee's employment contract, if any; and (vi) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

     14.  OPTION IS INTENDED TO BE AN ISO.

     The parties each intend that the Option be an ISO so that the Employee (or the Employee's Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code. Any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO. Nonetheless, if the Option is determined not to be an ISO, the Employee understands that neither the Company nor any Affiliate is responsible to compensate him or her or otherwise make up for the treatment of the Option as a Non-qualified Option and not as an ISO. The Employee should consult with the Employee's own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under
Section 422 of the Code, including, but not limited to, holding period requirements.

     15.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

     The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     16.  NOTICES.

     Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:

                    Altus Pharmaceuticals Inc.
                    Cambridge, MA 02139
                    Attn: General Counsel

If to the Employee:

                    Sample Name
                    Sample
                    Sample, MA 0

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

     17.  GOVERNING LAW.

     This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in Massachusetts and agree that such litigation shall be conducted in the courts of Middlesex County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

     18.  BENEFIT OF AGREEMENT.

     Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     19.  ENTIRE AGREEMENT.

     This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

     20.  MODIFICATIONS AND AMENDMENTS.

     The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

     21.  WAIVERS AND CONSENTS.

     Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     22.  DATA PRIVACY.

     By entering into this Agreement, the Employee: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto set his or her hand, all as of the day and year first above written.

                                        ALTUS PHARMACEUTICALS INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ----------------------------------------
                                        Sample Name

                                                                       Exhibit A

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                         [FORM FOR UNREGISTERED SHARES]

To: ALTUS PHARMACEUTICALS INC.

Ladies and Gentlemen:

     I hereby exercise my Incentive Stock Option to purchase ___________ shares (the "Shares") of the common stock, $.01 par value, of Altus Pharmaceuticals Inc. (the "Company"), at the exercise price of $____ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated _________, 200_.

     I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

     I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

     I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

     I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

     I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

     I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

     I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

     I understand the terms and restrictions on the right to dispose of the Shares set forth in the 2002 Employee, Director and Consultant Stock Plan and the Incentive Stock Option Agreement, both of which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

     I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

     I am paying the option exercise price for the Shares as follows:

     __________________________________

     Please issue the stock certificate for the Shares (check one):

     [ ]  to me; or

     [ ] to me and ________________, as joint tenants with right of survivorship and mail the certificate to me at the following address:

________________________________________

________________________________________

________________________________________

     My mailing address for shareholder communications, if different from the address listed above is:

_____________________________________

_____________________________________

_____________________________________

                                        Very truly yours,


                                        ----------------------------------------
                                        Employee (signature)

                                        ----------------------------------------
                                        Print Name

                                        ----------------------------------------
                                        Date

                                        ----------------------------------------
                                        Social Security Number

                                                                       Exhibit A

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                          [FORM FOR REGISTERED SHARES]

TO: ALTUS PHARMACEUTICALS INC.

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

     I hereby exercise my Incentive Stock Option to purchase _________ shares (the "Shares") of the common stock, $.01 par value, of Altus Pharmaceuticals Inc. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated _______________, 200_.

     I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

     I am paying the option exercise price for the Shares as follows:

     ___________________________________

     Please issue the Shares (check one):

     [ ]  to me; or

     [ ] to me and ____________________________, as joint tenants with right of survivorship,

at the following address:

_____________________________________

_____________________________________

_____________________________________

     My mailing address for shareholder communications, if different from the address listed above, is:

_____________________________________

_____________________________________

_____________________________________

                                        Very truly yours,


                                        ----------------------------------------
                                        Employee (signature)

                                        ----------------------------------------
                                        Print Name

                                        ----------------------------------------
                                        Date

                                        ----------------------------------------
                                        Social Security Number

                                                                       EXHIBIT B

                           RESTRICTED STOCK AGREEMENT

                           ALTUS PHARMACEUTICALS INC.

     AGREEMENT made as of the ___ day of ____________, 200__ (the "Grant Date"), between Altus Pharmaceuticals Inc. (the "Company"), a Delaware corporation having its principal place of business in Cambridge, Massachusetts, and ____________________________, (the "Participant").

     WHEREAS, the Company has adopted the Altus Pharmaceuticals Inc. 2002 Employee, Director and Consultant Stock Plan (the "Plan") to promote the interests of the Company by providing an incentive for employees, directors and consultants of the Company or its Affiliates;

     WHEREAS, the parties hereto understand and agree that any terms used and not defined herein have the meanings ascribed to such terms in the Plan and that any and all references herein to employment of the Participant by the Company shall include the Participant's employment or service as an employee, director or consultant of the Company or any Affiliate;

     WHEREAS, pursuant to the exercise of an option granted to the Participant pursuant to an Incentive Stock Option Agreement dated ___________ by and between the Company and the Participant issued under the Plan (the "Option Agreement"), which Option Agreement and Plan are hereby incorporated herein by reference, the Participant has elected to purchase _________ shares of the Company's common stock, $.01 par value per share ("Common Stock"), which have not become vested under the vesting schedule set forth in the Option Agreement (the "Unvested Shares"). The Unvested Shares and the Shares subject to the Option Agreement that have become vested are sometimes collectively referred to herein as the "Shares."

     WHEREAS, as required by the Option Agreement, as a condition to the Participant's election to exercise the option, the Participant must execute this Agreement, which sets forth the rights and obligations of the parties with respect to the Unvested Shares acquired upon exercise of the option pursuant to the Option Agreement; and

     WHEREAS, Participant wishes to accept said offer in accordance with the provisions of the Plan, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Company's Lapsing Repurchase Right.

     (a) Lapsing Repurchase Right. Except as set forth in Subsection 1(b) hereof, in the event that for any reason the Participant no longer is an employee, director or consultant of the Company or an Affiliate, the Company (or its designee) shall have the option, but not the obligation, to purchase from the Participant (or the Participant's Survivor), and, in the event the Company exercises such option, the Participant (or the Participant's Survivor) shall be obligated to sell to the Company (or its designee), at a price per Share equal to the Purchase Price, all or any part of the Unvested Shares determined as of the date of such termination of service (the "Lapsing Repurchase Right"). The Lapsing Repurchase Right with respect to the Unvested Shares shall terminate as to such Unvested Shares in accordance with the vesting schedule set forth in
Section 3 of the Option Agreement. The Company's Lapsing Repurchase Right shall be valid for a period of one year commencing with the date of such termination of employment or service. Notwithstanding any other provision hereof, in the event the Company is prohibited during such one year period from exercising its Lapsing Repurchase Right by Section 160 of the Delaware General Corporation Law as amended from time to time (or any successor provision), then the time period during which such Lapsing Repurchase Right may be exercised shall be extended until 30 days after the Company is first not so prohibited.

     (b) Effect of Termination for Disability or upon Death. The following rules apply if the Participant ceases to be an employee, director or consultant of the Company by reason of Disability or death: to the extent the Company's Lapsing Repurchase Right has not lapsed as of the date of Disability or death, as case may be, the Company may exercise such Lapsing Repurchase Right; provided, however, that the Company's Lapsing Repurchase Right shall be deemed to have lapsed to the extent of a pro rata portion of the Unvested Shares through the date of Disability or death, as would have lapsed had the Participant not become Disabled or died, as the case may be. The proration shall be based upon the number of days accrued in such current vesting period prior to the Participant's date of Disability or death, as the case may be.

     (c) Closing. In the event that the Company exercises the Lapsing Repurchase Right, the Company shall notify the Participant, or, in the case of the Participant's death, his or her Survivor, in writing of its intent to repurchase the Unvested Shares. Such notice may be mailed by the Company up to and including the last day of the time period provided for above for exercise of the Lapsing Repurchase Right. The notice shall specify the place, time and date for payment of the repurchase price (the "Closing") and the number of Unvested Shares with respect to which the Company is exercising the Lapsing Repurchase Right. The Closing shall be not less than ten days nor more than 60 days from the date of mailing of the notice, and the Participant or the Participant's Survivor with respect to the Unvested Shares which the Company elects to repurchase shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Participant or the Participant's Survivor and the Unvested Shares being repurchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or the Participant's Survivor.

     (d) Escrow. The certificates representing all Unvested Shares acquired by the Participant hereunder which from time to time are subject to the Lapsing Repurchase Right shall be delivered to the Company and the Company shall hold such Unvested Shares in escrow as provided in this Subsection 1(d). Promptly following receipt by the Company of a written request from the Participant, the Company shall release from escrow and deliver to the Participant a certificate for the whole number of Unvested Shares, if any, as to which the Company's Lapsing Repurchase Right has lapsed. In the event of a repurchase by the Company of Unvested Shares subject to the Lapsing Repurchase Right, the Company shall release from escrow and cancel a certificate for the number of Unvested Shares so repurchased. Any securities distributed in respect of the Unvested Shares held in escrow, including, without limitation, shares issued as a result of stock splits, stock dividends or other recapitalizations, shall also be held in escrow in the same manner as the Unvested Shares.

     (e) Prohibition on Transfer. The Participant recognizes and agrees that all Unvested Shares which are subject to the Lapsing Repurchase Right may not be sold, transferred, assigned, hypothecated, pledged, encumbered or otherwise disposed of, whether voluntarily or by operation of law, other than to the Company (or its designee). The Company shall not be required to transfer any Unvested Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Subsection 1(e), or to treat as the owner of such Unvested Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Unvested Shares shall have been so sold, assigned or otherwise transferred, in violation of this Subsection 1(e). The Participant further recognizes and agrees that all Shares remain subject to Section 12 of the Option Agreement, except that with respect to the Unvested Shares subject to the Lapsing Repurchase Right, this Agreement will supercede Section 12.3 of the Option Agreement.

     (f) Failure to Deliver Unvested Shares to be Repurchased. In the event that the Unvested Shares to be repurchased by the Company under this Agreement are not in the Company's possession pursuant to Subsection 1(d) above or otherwise and the Participant or the Participant's Survivor fails to deliver such Unvested Shares to the Company (or its designee), the Company may elect (i) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or the Participant's Survivor upon delivery of such Unvested Shares, and (ii) immediately to take such action as is appropriate to transfer record title of such Unvested Shares from the Participant to the Company (or its designee) and to treat the Participant and such Unvested Shares in all respects as if delivery of such Unvested Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

     (g) Adjustments. The Plan contains provisions covering the treatment of Shares in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to the Shares and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

     2. Legend. In addition to any legend required pursuant to the Plan or the Option Agreement, all certificates representing the Unvested Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows:

          "The shares represented by this certificate are subject to restrictions set forth in a Restricted Stock Agreement dated as of ____________, 200__ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

     3. Purchase for Investment. If the offering and sale of the Unvested Shares have not been effectively registered under the Securities Act of 1933, as amended, the Participant hereby represents and warrants that he or she is acquiring the Unvested Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Unvested Shares.

     4. Provisions of Agreement Controlling. The Participant specifically understands and agrees that the Unvested Shares issued under the Plan are being sold to the Participant pursuant to the Plan and the Option Agreement, a copy of which Plan and Option Agreement the Participant acknowledges he or she has read and understands and by which Plan and Option Agreement he or she agrees to be bound. The provisions of the Plan and the Option Agreement are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan, this Agreement and the Option Agreement, the provisions of this Agreement will control.

     5. Tax Liability of the Participant and Payment of Taxes. The Participant acknowledges and agrees that any income or other taxes due from the Participant with respect to the Unvested Shares issued pursuant to this Agreement, including, without limitation, the Lapsing Repurchase Right, shall be the Participant's responsibility. Without limiting the foregoing, the Participant agrees that, to the extent that the lapsing of restrictions on disposition of any of the Unvested Shares or the declaration of dividends on any such shares before the lapse of such restrictions on disposition results in the Participant's being deemed to be in receipt of earned income under the provisions of the Code, the Company shall be entitled to immediate payment from the Participant of the amount of any tax required to be withheld by the Company.

     Upon execution of this Agreement, the Participant may file an election under Section 83 of the Code in substantially the form attached as Attachment I. The Participant acknowledges that if she does not file such an election, as the Unvested Shares are released from the Lapsing Repurchase Right in accordance with Section 1, the Participant may have income for tax purposes equal to the fair market value of the Unvested Shares at such date, less the price paid for the Unvested Shares by the Participant.

     6. Securities Law Compliance. The Participant specifically acknowledges and agrees that any sales of Unvested Shares shall be made in accordance with the requirements of the Securities Act of 1933, as amended, in a transaction as to which the Company shall have received an opinion of counsel satisfactory to it confirming such compliance.

     7. Equitable Relief. The Participant specifically acknowledges and agrees that in the event of a breach or threatened breach of the provisions of this Agreement, the Option Agreement or the Plan, including the attempted transfer of the Unvested Shares by the Participant in violation of this Agreement or the Option Agreement, monetary damages may not be adequate to compensate the Company, and, therefore, in the event of such a breach or threatened breach, in addition to any right to damages, the Company shall be entitled to equitable relief in any court having competent jurisdiction. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to it for any such breach or threatened breach.

     8. No Obligation to Maintain Relationship. The Company is not by the Plan, the Option Agreement or this Agreement obligated to continue the Participant as an employee, director or consultant of the Company. The Participant acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Shares is a one-time benefit which does not create any contractual or other right to receive future grants of shares, or benefits in lieu of shares; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when shares shall be granted, the number of shares to be granted, the Purchase Price, and the time or times when each share shall be free from the Lapsing Repurchase Right, will be at the sole discretion of the Company; (iv) that the Participant's participation in the Plan is voluntary; (v) that the value of the Shares is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any; and (vi) that the Shares are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

     9. Notices. Any notices required or permitted by the terms of this Agreement, the Option Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

     If to the Company:

          Altus Pharmaceuticals Inc.
          125 Sidney Street
          Cambridge, MA 02139
          Attn:  General Counsel

     If to the Participant:

          ______________________________

          ______________________________

          ______________________________

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given on the earliest of receipt, one business day following delivery by the sender to a recognized courier service, or three business days following mailing by registered or certified mail.

     10. Binding Effect. This Agreement shall be for the benefit of and shall be binding upon the parties hereto, upon their respective successors and assigns and upon the Participant's heirs, executors, administrators.

     11. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, whether at law or in equity, the parties hereby consent to exclusive jurisdiction in Massachusetts and agree that such litigation shall be conducted in the courts of Middlesex County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

     12. Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, then such provision or provisions shall be modified to the extent necessary to make such provision valid and enforceable, and to the extent that this is impossible, then such provision shall be deemed to be excised from this Agreement, and the validity, legality and enforceability of the rest of this Agreement shall not be affected thereby.

     13. Entire Agreement. This Agreement, together with the Plan and the Option Agreement, constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement, the Option Agreement or the Plan shall affect or be used to interpret, change or restrict the express terms and provisions of this Agreement provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

     14. Modifications and Amendments; Waivers and Consents. The terms and provisions of this Agreement may be modified or amended as provided in the Plan. Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     15. Consent of Spouse. If the Participant is married as of the date of this Agreement, the Participant's spouse shall execute a Consent of Spouse in the form of Attachment II hereto, effective as of the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the Unvested Shares that do not otherwise exist by operation of law or the agreement of the parties. If the Participant marries or remarries subsequent to the date hereof, the Participant shall, not later than 60 days thereafter, obtain his or her new spouse's acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by such spouse's executing and delivering a Consent of Spouse in the form of Attachment II.

     16. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     17. Data Privacy. By entering into this Agreement, the Participant: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan record keeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of Shares and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        ALTUS PHARMACEUTICALS INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        PARTICIPANT:

                                        Print name:
                                                    ----------------------------

                                                                    ATTACHMENT I

                    ELECTION TO INCLUDE GROSS INCOME IN YEAR
                      OF TRANSFER PURSUANT TO SECTION 83(B)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

     In accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), the undersigned hereby elects to include in his gross income as compensation for services the excess, if any, of the fair market value of the property (described below) at the time of transfer over the amount paid for such property.

The following sets for the information required in accordance with the Code and the regulations promulgated hereunder:

1.   The name, address and social security number of the undersigned are:

     Name: _____________________________________________________________________
     Address: __________________________________________________________________
     Social Security No.: ______________________________________________________

2. The description of the property with respect to which the election is being made is as follows:

     ____________ (___) shares (the "Shares") of Common Stock, $.01 par value per share, of Altus Pharmaceuticals Inc., a Delaware corporation (the "Company").

3. This election is made for the calendar year ____, with respect to the transfer of the property to the Taxpayer on _________________.

4. Description of restrictions: The property is subject to the following restrictions:

     In the event taxpayer's employment with the Company or an Affiliate is terminated, the Company may repurchase all or any portion of the Shares determined as set forth below at the acquisition price paid by the taxpayer:

     A. If the termination takes place on or prior to ____________, the Purchase Option will apply to all of the Shares.

     B. If the termination takes place after __________, 200_, the number of Shares to which the Purchase Option applies shall be ______________.

5. The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made was not more than $____ per Share.

6.   The amount paid by taxpayer for said property was $___ per Share.

7.   A copy of this statement has been furnished to the Company.

Signed this ____ day of ______, 200_.

                                        Print Name:
                                                    ----------------------------

                                                                   ATTACHMENT II

                               CONSENT OF SPOUSE

     I, ____________________________, spouse of _____________________________, acknowledge that I have read the RESTRICTED STOCK AGREEMENT dated as of _______________, 200__ (the "Agreement") to which this Consent is attached as Attachment II and that I know its contents. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement. I am aware that by its provisions the Unvested Shares granted to my spouse pursuant to the Agreement are subject to a Lapsing Repurchase Right in favor of Altus Pharmaceuticals Inc. (the "Company") and that, accordingly, the Company has the right to repurchase up to all of the Unvested Shares of which I may become possessed as a result of a gift from my spouse or a court decree and/or any property settlement in any domestic litigation.

     I hereby agree that my interest, if any, in the Unvested Shares subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Unvested Shares shall be similarly bound by the Agreement.

     I agree to the Lapsing Repurchase Right described in the Agreement and I hereby consent to the repurchase of the Unvested Shares by the Company and the sale of the Unvested Shares by my spouse or my spouse's legal representative in accordance with the provisions of the Agreement. Further, as part of the consideration for the Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Unvested Shares by an outright bequest of the Unvested Shares to my spouse, then the Company shall have the same rights against my legal representative to exercise its rights of repurchase with respect to any interest of mine in the Unvested Shares as it would have had pursuant to the Agreement if I had acquired the Unvested Shares pursuant to a court decree in domestic litigation.

     I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT. I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED AFTER REVIEWING THE AGREEMENT CAREFULLY THAT I WILL WAIVE SUCH RIGHT.

     Dated as of the _______ day of ________________, 200__.

                                        Print name:
                                                    ----------------------------


                                      II-1